                                                                 August 1, 2000


[PHOTO]

Dear Shareholder:

  For the three months ended June 30, 2000, the net asset value for The Zweig Total Return Fund declined 0.2%, including $0.19 in reinvested distributions.

  The Fund's net asset value for the six months ended June 30, 2000 increased 2.3%, including $0.38 per share in reinvested distributions.

  Consistent with our policy of trying to minimize risk while earning reason-able returns, our average equity exposure during the first six months of 2000 was approximately 62%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.06 per share payable on August 24, 2000 to shareholders of record on August 11, 2000. The amount of a distribution depends on the exact net asset value at the time of declaration. For the August distribution, 0.83% of the Fund's net asset value was equivalent to $0.06 per share. Including this distribution, the Fund's payout since its inception is now $10.47 per share.


                                MARKET OUTLOOK

  Our bond exposure at the end of the second quarter was 58% compared with 44% as of March 31. If we were fully invested, the Fund would be 62.5% invested in bonds and 37.5% in stocks. Consequently, at 58% we are about 93% of a full position (58%/62.5%).

  Although the Fed tightened for the sixth time this cycle, bonds were relatively flat for the quarter ended June 30, 2000. Bond yields for the 30-year Treasury--also known as the long bond--began the quarter at 5.8% and ended at 5.9%. The front end of the yield curve followed a similar pattern, with the two-year note ending little changed from the 6.4% yield at the beginning of the quarter.

  However, during the quarter, the front end endured volatility as a result of contradictory economic data. Market participants were hanging on to every piece of information released to try and anticipate what the Fed would do next. By the end of the quarter, the market finally settled into a more normal summer pattern of light trading activity and more orderly moves. The Fed held off raising rates at their last meeting, which allowed the market a breather.

  Our equity exposure as of June 30 was 28%, up slightly from 23% at the end of the first quarter. At 28%, we are at about 75% of a full position (28%/37.5%).

  People still like to talk about the summer rallies, but I don't think there is a seasonal tendency to the market one way or another. Years back, the months of July and August, along with December and January, were seasonally strong. However, this hasn't been true in the last 20 years or so. July and August have become ordinary. Some people are still concerned about August, a month that has not been pleasant for investors in some of the more recent years. However, I can recall some very large rallies like those in 1982 and 1984 that began in August.

  If our economy slows further, it is feared by some that domestic and foreign investors may want to balance their portfolios by favoring securities of other countries. I don't believe that is a concern. In fact, I would be delighted if our economy slows a bit. It could lead to the end of Fed tightening and perhaps even loosening, which would be bullish for stocks.

  On the negative side, if our economy runs too strong, you risk higher inflation and a tighter Fed, which could be damaging to the stock market. I'll take my chances on foreigners pulling out their money if we have a domestic slowdown. Should the U.S. economy slow, it is very possible that economies abroad would follow suit.

  It is estimated that earnings growth for companies in the S&P 500 Index reached close to 20% in the second quarter versus 24% during the first three months of the year. I don't think that the quarter-to-quarter comparisons will be as favorable in the second half. I have seen estimates of 12% to 14%. These are not my estimates, but earnings are still running strong. If the economy slows, some of the earnings numbers will weaken. But that's not so bad if interest rates also go down.

  There have been reports that it is harder to expand profit margins because most of our assets, especially labor, are being fully utilized. I don't agree because productivity is increasing with all the technological gains. In many areas where it is harder to boost productivity, work is exported offshore where labor is plentiful and costs are lower.

  Despite strong earnings and sharp share price increases over the decade, dividends for the S&P 500 are growing at a slim 1.1% rate. There are several reasons for this disparity. First, price/earnings ratios have risen. And, when prices rise relative to earnings, they rise relative to dividends as well. Second, many companies have chosen to pay out less of their earnings in the form of dividends. They are using retained earnings to buy in their stock. I don't think this is necessarily positive or negative for the market.

  Remember, the S&P is not a static index. It is dynamic in the sense that companies in the index are replaced fairly frequently. Some are eliminated by takeovers and occasionally some hit hard times. A disproportionate number of technological companies that pay no dividends but have strong growth have also been added to the index. This group now comprises about 35% of the S&P 500 companies. Also part of the index are companies like General Motors and Philip Morris, which pay good dividends. Comparing old and new economy companies in this respect is like comparing apples to oranges.

  Heavy merger activity has pushed foreign purchases of American companies to a record $289.1 billion last year. I consider this a bullish factor. Most recently, we saw PaineWebber taken over by UBS, a Swiss bank. As competition has grown and trade barriers have broken down, European companies want to become more global. Outside the technology area, there are a lot of U.S. companies available at very reasonable prices. So, we are going to see more takeovers by foreign companies, but the reverse is also true.

  Cash reserves at mutual funds have picked up a bit in the past month or so but are still historically low. The reason for part of the drop in cash-to-asset ratios at mutual funds over the years is that many mutual funds have changed their policies. Unlike our funds, very few are market timers. They believe their job is to be fully invested always. As more and more funds go that route, it means that there is less cash available to use if conditions warrant. I don't think that is a positive for the market.

  We have already seen a big shakeout in Internet companies. Many of their stocks are down by three-quarters or more, some deservedly so. A lot of these companies are burning cash. They have little in reserve and no earnings. Running at deficits, they can only survive by making profits--some are years away from such an eventuality--or they have to raise capital. With the collapse in stock prices, many "dot.com" companies are finding it very difficult to obtain equity financing publicly or privately.

  Actually, this is not a unique phenomenon historically. This is the same situation that the auto industry faced at the turn of the twentieth century. Hundreds of companies entered the business, but only some earned any profits. Eventually many collapsed. We are now down to two and a half domestic auto companies from as many as 400 to 500 in the century's first 20 years. That is the kind of shakeout that we are now seeing in the Internet area. Ultimately, a few colossal companies will emerge. I only wish I knew which ones they will be.

  As of the time of this writing, our monetary model is dead neutral. On a zero to ten scale, it is a five. Our sentiment model is similar, although we lost some ground with the Nasdaq rally after the May lows. Sentiment is now about a six on the zero to ten scale. That is a good sign. It is up from zero earlier in the year when there was excessive optimism, which is dangerous and probably the reason the market fell. The collapse in stock prices accompanied by higher interest rates did make people more pessimistic.

  The monetary and sentiment indicators were on the critical lists earlier this year. At least that situation has been resolved. The market doesn't usually collapse when both major indicators are in a neutral position.

  In my view, the key to the market outlook is the level of inflation. We have had many signs of economic slowdown in the last month or two, and except for oil and natural gas, signs of lower inflation. If inflation were to heat up again, we'd have some problems. The Fed would keep on raising rates, and eventually, it would hurt the market. Conversely, if the slowdown continues at the margin and inflation behaves itself, perhaps the Fed will stop tightening.

  My current market stance ranges from high neutral to moderately positive. I'm not looking for fireworks on the upside right now, but I think the market will probably plod upward.


                             PORTFOLIO COMPOSITION

  In accordance with our investment policy guidelines, all of our bonds are U.S. government obligations. The portfolio's average duration (a measure of sensitivity to interest rate movement) was 6.5 years as of June 30. This compares with 2.2 years at the close of the first quarter. Since these bonds are highly liquid, they provide us with the flexibility to respond quickly to changing market conditions.

  Our leading industry groups at the close of the second quarter included technology, financial services, telecommunications, health care, energy and media. With the exception of technology, our positions in all the listed groups benefited from appreciation and additional purchases. Financial services, health care and energy performed particularly well during the quarter.

  As of June 30, our leading positions included General Electric, Intel, Cisco, American International Group, Microsoft, Pfizer, Exxon Mobil, Sun Microsystems, Nortel Networks and Baxter International.

  The only new position in the above listing is Pfizer. We made additional purchases of Exxon Mobil, Sun Microsystems and Nortel.

  Of the stocks included among our top holdings as of March 31, we trimmed our positions in EMC, Nokia, Dell and Morgan Stanley Dean Witter, while America Online lost value.


                                 BOARD CHANGE

  At this point, I would like to inform you that Anthony M. Santomero, a member of the board of The Zweig Total Return Fund since its inception, has been appointed the next president of The Federal Reserve Bank of Philadelphia and has therefore resigned from our board.

  Dr. Santomero was Richard K. Mellon Professor of Finance and had been deputy director at The Wharton School of the University of Pennsylvania. Since 1995, he served as the director of The Wharton Financial Institution Center, which focuses academic research on the financial services industry.

  We are honored to have had Dr. Santomero as a member of our board. We want to thank him for his years of service and wish him the best in his new role.

             Sincerely,
                                 /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 June 30, 2000
                                  (Unaudited)

                                                          Number of     Value
                                                           Shares      (Note 3)
                                                          ---------   ----------
Common Stocks                                      27.49%
Aerospace & Air Transport                           0.18%
  Boeing Co. ............................................  30,100     $1,258,556
                                                                      ----------
Automotive                                          0.13%
  Delphi Automotive Systems Corp. .......................  60,000        873,750
                                                                      ----------
Building & Forest Products                          0.29%
  Cemex S.A. de CV, ADR..................................  45,000      1,051,875
  Georgia-Pacific Group..................................  30,000        787,500
  Louisiana-Pacific Corp. ...............................  15,000        163,125
                                                                      ----------
                                                                       2,002,500
                                                                      ----------
Chemicals                                           0.30%
  Air Products & Chemicals, Inc. ........................  24,000        739,500
  Dow Chemical Co. ......................................  45,000      1,358,438
                                                                      ----------
                                                                       2,097,938
                                                                      ----------
Commercial Services                                 0.32%
  Modis Professional Services, Inc. .....................  75,100(a)     572,638
  Omnicom Group, Inc. ...................................  18,000      1,603,125
                                                                      ----------
                                                                       2,175,763
                                                                      ----------
Consumer Products                                   0.81%
  Adolph Coors Co., Class B..............................  21,200      1,282,600
  Kimberly-Clark Corp. ..................................  22,500      1,290,937
  PepsiCo, Inc. .........................................  67,500      2,999,531
                                                                      ----------
                                                                       5,573,068
                                                                      ----------
Electronics -- Electrical                           1.03%
  General Electric Co. ..................................  97,500      5,167,500
  Sanmina Corp. .........................................  22,500(a)   1,923,750
                                                                      ----------
                                                                       7,091,250
                                                                      ----------
Engineering & Machinery                             0.26%
  Ingersoll-Rand Co. ....................................  45,000      1,811,250
                                                                      ----------

                       See notes to financial statements

                                                          Number of     Value
                                                           Shares      (Note 3)
                                                          ---------   ----------
Financial Services                                  3.87%
  ACE Ltd. ..............................................  33,500     $  938,000
  Allstate Corp. ........................................  58,200      1,294,950
  American Express Co. ..................................  15,000        781,875
  American International Group, Inc. ....................  33,000      3,877,500
  Bank of America Corp. .................................  30,000      1,290,000
  Capital One Financial Corp. ...........................  30,000      1,338,750
  Chase Manhattan Corp. .................................  29,950      1,379,572
  CIGNA Corp. ...........................................  30,100      2,814,350
  Citigroup, Inc. .......................................  45,000      2,711,250
  Fannie Mae.............................................  37,500      1,957,031
  FleetBoston Financial Corp. ...........................  30,000      1,020,000
  H & R Block, Inc. .....................................  28,400        919,450
  Lehman Brothers Holdings, Inc. ........................  15,000      1,418,438
  Marsh & McLennan Cos., Inc. ...........................  15,000      1,566,562
  Morgan Stanley Dean Witter & Co. ......................  17,900      1,490,175
  Washington Mutual, Inc. ...............................  37,500      1,082,813
  Wells Fargo & Co. .....................................  22,500        871,875
                                                                      ----------
                                                                      26,752,591
                                                                      ----------
Health Care                                         3.12%
  Amgen, Inc. ...........................................  19,600(a)   1,376,900
  Baxter International, Inc. ............................  45,000      3,164,063
  Bristol-Myers Squibb Co. ..............................  43,700      2,545,525
  Johnson & Johnson......................................  22,500      2,292,187
  MedImmune, Inc. .......................................  30,900(a)   2,286,600
  Pfizer, Inc. ..........................................  79,600      3,820,800
  Pharmacia, Corp. ......................................  36,000      1,860,750
  Schering-Plough Corp. .................................  52,500      2,651,250
  UnitedHealth Group, Inc. ..............................  18,000      1,543,500
                                                                      ----------
                                                                      21,541,575
                                                                      ----------
Investment Companies                                0.53%
  Asia Tigers Fund, Inc. ................................  30,000        270,000
  Emerging Markets Infrastructure Fund, Inc. ............  54,384        639,012
  Gabelli Global Multimedia Trust, Inc. .................  32,300        444,125
  INVESCO Global Health Sciences Fund, Inc. .............  35,100        636,188
  Korea Fund, Inc. ......................................  45,000        632,812
  Morgan Stanley Dean Witter Asia Pacific Fund, Inc. ....  30,000        305,625
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. .................................................  50,400        756,000
                                                                      ----------
                                                                       3,683,762
                                                                      ----------

                       See notes to financial statements

                                                         Number of      Value
                                                          Shares      (Note 3)
                                                         ---------   -----------
Manufacturing                                      0.56%
  Honeywell International, Inc. ........................  30,100     $ 1,013,994
  Tyco International Ltd. ..............................  60,000       2,842,500
                                                                     -----------
                                                                       3,856,494
                                                                     -----------
Media                                              1.66%
  Comcast Corp., Class A................................  42,800(a)    1,733,400
  Grupo Televisa S.A., GDR..............................  30,000(a)    2,068,125
  Infinity Broadcasting Corp., Class A..................  52,500(a)    1,912,969
  New York Times Co., Class A...........................  28,200       1,113,900
  Tribune Co. ..........................................  15,000         525,000
  Viacom, Inc., Class B.................................  30,200(a)    2,059,263
  Walt Disney Co. ......................................  52,500       2,037,656
                                                                     -----------
                                                                      11,450,313
                                                                     -----------
Metals                                             0.15%
  Alcoa, Inc. ..........................................  36,000       1,044,000
                                                                     -----------
Oil & Oil Services                                 1.78%
  Apache Corp. .........................................  30,000       1,764,375
  BJ Services Co. ......................................  20,200(a)    1,262,500
  Exxon Mobil Corp. ....................................  45,100       3,540,350
  Talisman Energy, Inc. ................................  30,000(a)      993,750
  Transocean Sedco Forex, Inc. .........................  24,100       1,287,844
  USX-Marathon Group....................................  75,000       1,879,687
  Williams Cos., Inc. ..................................  37,600       1,567,450
                                                                     -----------
                                                                      12,295,956
                                                                     -----------
Railroads                                          0.17%
  Burlington Northern Santa Fe Corp. ...................  52,500       1,204,219
                                                                     -----------
Retailing                                          1.15%
  Best Buy Co., Inc. ...................................  15,000(a)      948,750
  CVS Corp. ............................................  45,000       1,800,000
  Home Depot, Inc. .....................................  23,800       1,188,512
  Lowe's Cos., Inc. ....................................  15,000         615,938
  Safeway, Inc. ........................................  37,500(a)    1,692,187
  Wal-Mart Stores, Inc. ................................  29,800       1,717,225
                                                                     -----------
                                                                       7,962,612
                                                                     -----------
Steel & Heavy Machinery                            0.04%
  Bethlehem Steel Corp. ................................  75,000(a)      267,188
                                                                     -----------

                       See notes to financial statements

                                                         Number of      Value
                                                          Shares      (Note 3)
                                                         ---------   -----------
Technology                                         6.95%
  Adobe Systems, Inc. ..................................  12,100     $ 1,573,000
  America Online, Inc. .................................  51,000(a)    2,690,250
  Applied Materials, Inc. ..............................  25,200(a)    2,283,750
  Atmel Corp. ..........................................  15,000(a)      553,125
  Cisco Systems, Inc. ..................................  74,700(a)    4,748,119
  Citrix Systems, Inc. .................................  15,000(a)      284,063
  Compaq Computer Corp. ................................  30,000         766,875
  Cypress Semiconductor Corp. ..........................  30,000(a)    1,267,500
  Dell Computer Corp. ..................................  44,000(a)    2,169,750
  EMC Corp. ............................................  42,600(a)    3,277,537
  Fiserv, Inc. .........................................  22,500(a)      973,125
  Intel Corp. ..........................................  36,600       4,892,963
  Jabil Circuit, Inc. ..................................  30,100(a)    1,493,712
  JDS Uniphase Corp. ...................................  18,000(a)    2,157,750
  Lucent Technologies, Inc. ............................  44,800       2,654,400
  Microsoft Corp. ......................................  48,000(a)    3,840,000
  Motorola, Inc. .......................................  54,300       1,578,094
  Network Appliance, Inc. ..............................  15,000(a)    1,207,500
  Oracle Corp. .........................................  37,600(a)    3,160,750
  QUALCOMM, Inc. .......................................  18,000(a)    1,080,000
  Sun Microsystems, Inc. ...............................  37,500(a)    3,410,156
  USinternetworking, Inc. ..............................  29,950(a)      612,103
  Yahoo!, Inc. .........................................  10,500(a)    1,300,687
                                                                     -----------
                                                                      47,975,209
                                                                     -----------
Telecommunications                                 3.29%
  ADC Telecommunications, Inc. .........................  22,500(a)    1,887,188
  Amdocs Ltd. ..........................................  15,100(a)    1,158,925
  AT&T Corp. ...........................................  30,000         948,750
  AT&T Wireless Group...................................  29,700(a)      827,887
  CenturyTel, Inc. .....................................  30,100         865,375
  General Motors Corp., Class H.........................  22,500       1,974,375
  Nokia Corp., ADR .....................................  41,700       2,082,394
  Nortel Networks Corp. ................................  48,000       3,276,000
  SBC Communications, Inc. .............................  60,000       2,595,000
  Tele Norte Leste Participacoes S.A., ADR..............  43,000       1,015,875
  Telefonos de Mexico S.A., Class L, ADR ...............  29,800       1,702,325
  Telephone & Data Systems, Inc. .......................  15,000       1,503,750
  WorldCom, Inc. .......................................  63,350(a)    2,906,181
                                                                     -----------
                                                                      22,744,025
                                                                     -----------

                       See notes to financial statements

                                                      Number of        Value
                                                       Shares         (Note 3)
                                                     -----------    ------------
Utilities -- Electric & Gas                    0.90%
  AES Corp. ........................................      45,000    $  2,053,125
  Enron Corp. ......................................      22,500       1,451,250
  PEPCO Energy Co. .................................      45,000       1,814,062
  TXU Corp. ........................................      30,000         885,000
                                                                    ------------
                                                                       6,203,437
                                                                    ------------
    Total Common Stock
     (Cost $167,238,300)........................................     189,865,456
                                                                    ------------
Rights                                         0.00%
Investment Companies                           0.00%
  Gabelli Global Multimedia Trust, Inc., expiring
   7/19/00..........................................      32,300(a)        6,561
                                                                    ------------
                                                      Principal
                                                       Amount
                                                     -----------
United States Government Obligations          58.62%
  FHLMC, 6.875%, 1/15/05............................ $70,500,000      70,133,047
  FHLMC, 5.125%, 10/15/08...........................  38,100,000      33,229,601
  United States Treasury Notes, 7.50%, 2/15/05......  16,300,000      17,099,727
  United States Treasury Notes, 6.50%, 5/15/05......   7,600,000       7,685,500
  United States Treasury Notes, 6.125%, 8/15/07..... 107,300,000     106,696,438
  United States Treasury Notes, 6.50%, 2/15/10......  63,400,000      65,579,375
  United States Treasury Bonds, 10.75%, 5/15/03.....  15,000,000      16,692,195
  United States Treasury Bonds, 6.50%, 11/15/26.....  40,700,000      42,467,926
  United States Treasury Bonds, 6.25%, 5/15/30......  43,000,000      45,150,000
                                                                    ------------
    Total United States Government Obligations
     (Cost $405,958,262)............................                 404,733,809
                                                                    ------------
Short-Term Investments                        12.74%
  Goldman Sachs Group L.P., 6.95%, 7/03/00..........  30,000,000      29,988,417
  Pharmacia & Upjohn Co., 7.00%, 7/05/00............  28,000,000      27,978,222
  SLM Holdings Corp., 6.95%, 7/05/00................  30,000,000      29,976,833
                                                                    ------------
    Total Short-Term Investments (Cost $87,943,472).............      87,943,472
                                                                    ------------
    Total Investments (Cost $661,140,034) -- 98.85%.............     682,549,298
    Other Assets Less Liabilities -- 1.15%......................       7,945,725
                                                                    ------------
    Net Assets -- 100.00%.......................................    $690,495,023
                                                                    ============

--------
(a) Non-income producing security.

  For Federal income tax purposes, the tax basis of investments owned at June 30, 2000 was $661,140,034 and net unrealized appreciation of investments consisted of

   Gross unrealized appreciation.................................. $ 39,717,139
   Gross unrealized depreciation..................................  (18,307,875)
                                                                   ------------
   Net unrealized appreciation.................................... $ 21,409,264
                                                                   ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2000
                                  (Unaudited)

ASSETS
  Investments, at value (identified cost $661,140,034)............ $682,549,298
  Dividends and interest receivable...............................    8,343,726
  Securities sold receivable......................................      529,588
  Prepaid expenses................................................       51,432
                                                                   ------------
    Total Assets..................................................  691,474,044
                                                                   ------------
LIABILITIES
  Due to custodian................................................       95,085
  Accrued advisory fees (Note 5)..................................      395,495
  Accrued administration fees (Note 5)............................       73,449
  Payable for investment securities purchased.....................      207,082
  Other accrued expenses..........................................      207,910
                                                                   ------------
    Total Liabilities.............................................      979,021
                                                                   ------------
NET ASSETS........................................................ $690,495,023
                                                                   ============
NET ASSET VALUE, PER SHARE
   ($690,495,023/90,600,166 shares outstanding--Note 6)........... $       7.62
                                                                   ============
Net Assets consist of
  Capital paid-in................................................. $677,605,067
  Distribution in excess of net investment income.................  (18,277,812)
  Undistributed net realized gain on investments..................    9,758,504
  Net unrealized appreciation on investments......................   21,409,264
                                                                   ------------
                                                                   $690,495,023
                                                                   ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2000
                                  (Unaudited)

Investment Income
  Income
    Interest....................................................... $16,629,243
    Dividends (net of foreign withholding taxes of $3,632).........     703,521
                                                                    -----------
      Total Income.................................................  17,332,764
                                                                    -----------
  Expenses
    Investment advisory fees (Note 5)..............................   2,421,776
    Administration fees (Note 5)...................................     449,758
    Transfer agent fees............................................     131,384
    Printing and postage expenses..................................     121,031
    Professional fees (Note 5).....................................      53,622
    Custodian fees.................................................      46,409
    Directors' fees and expenses (Note 5)..........................      25,534
    Miscellaneous..................................................     102,816
                                                                    -----------
      Total Expenses...............................................   3,352,330
                                                                    -----------
        Net Investment Income......................................  13,980,434
                                                                    -----------
Net Realized and Unrealized Gains (Losses)
  Net realized gain on investments.................................   5,623,184
  Decrease in unrealized appreciation on investments...............  (9,306,536)
                                                                    -----------
    Net realized and unrealized loss on investments................  (3,683,352)
                                                                    -----------
    Net increase in net assets resulting from operations........... $10,297,082
                                                                    ===========


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Six
                                                 Months Ended        For the
                                                 June 30, 2000     Year Ended
                                                  (Unaudited)   December 31, 1999
                                                 -------------  -----------------
Increase (Decrease) in Net Assets
  Operations
    Net investment income....................... $ 13,980,434     $ 25,806,697
    Net realized gain on investments and
     securities sold short......................    5,623,184       11,528,385
    Decrease in unrealized appreciation of
     investments and securities sold short......   (9,306,536)     (13,198,825)
                                                 ------------     ------------
      Net increase in net assets resulting from
       operations...............................   10,297,082       24,136,257
                                                 ------------     ------------
  Dividends and distributions to shareholders
   from
    Net investment income.......................  (34,439,264)     (25,806,697)
    Net realized gain on investments, securities
     sold short and futures.....................          --       (11,528,385)
    Capital paid-in.............................          --       (36,881,045)
                                                 ------------     ------------
      Total dividends and distributions to
       shareholders.............................  (34,439,264)     (74,216,127)
                                                 ------------     ------------
  Capital share transactions
    Net asset value of shares issued to
     shareholders in reinvestment of dividends
     from net investment income and
     distributions from net realized gains and
     capital paid-in............................          --        10,534,625
    Shares repurchased and retired, 0 and
     460,000 shares, respectively...............          --        (3,029,597)
                                                 ------------     ------------
    Net increase in net assets derived from
     capital share transactions.................          --         7,505,028
                                                 ------------     ------------
    Net decrease in net assets..................  (24,142,182)     (42,574,842)
Net Assets
  Beginning of period...........................  714,637,205      757,212,047
                                                 ------------     ------------
  End of period (including distributions in
   excess of net investment income and
   undistributed net investment income of
   ($18,277,812) and $2,181,018, respectively).. $690,495,023     $714,637,205
                                                 ============     ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2000
                                  (Unaudited)

NOTE 1 -- Acquisition

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix"), completed the acquisition of Zweig Total Return Advisors, Inc. (the "ZTR Adviser"), the Fund's investment adviser, Phoenix/Zweig Advisers, the Fund's administrator ("Administrator") and Zweig Securities Corp. (currently PXP Securities Corp.), an affiliated broker-dealer registered under the Securities Exchange Act of 1934.

  As a result of the acquisition, effective January 1, 2000, Phoenix/Zweig Advisers, LLC (the "Adviser") succeeds ZTR Adviser, as the Fund's investment adviser. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Adviser entered into a sub-advisory servicing agreement with Zweig Consulting, LLC.

  As of October 31, 1999, the Administrator assigned the rights and obligations under the Administration Agreement dated March 1, 1999, between the Fund and the Administrator to Phoenix Equity Planning Corp. ("PEPCO") under the same terms as the previous Administration Agreement. Effective October 31, 1999, PEPCO sub-contracted the Fund's mutual fund accounting to The Bank of New York. PEPCO is an affiliate of the Adviser and the Fund.

NOTE 2 -- Organization

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 3 -- Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at June 30, 2000) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Tax

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 F. Dividends and Distributions to Shareholders

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 4 -- Portfolio Transactions

  During the six months ended June 30, 2000, purchases and sales transactions, excluding short-term investments were:

                                                                   United States
                                                                    Government
                                                         Common     and Agency
                                                         Stocks     Obligations
                                                      ------------ -------------
   Purchases ........................................ $159,379,077 $478,250,621
                                                      ============ ============
   Sales ............................................ $140,837,679 $230,962,735
                                                      ============ ============

NOTE 5 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the six months ended June 30, 2000, the Fund accrued advisory fees of $2,421,776.

  b) Administration Fee: Phoenix Equity Planning Corp. serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 2000, the Fund accrued administration fees of $449,758.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receive no remuneration from the Fund.

  d) Legal Fee: The Fund accrued legal fees of $27,071 during the six months ended June 30, 2000, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a former Director of the Fund, is counsel.

  e) Brokerage Commission: During the six months ended June 30, 2000, the Fund paid PXP Securities Corp. brokerage commissions of $24,243 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $49,748 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 6 -- Capital Stock and Reinvestment Plan

  At June 30, 2000, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 90,600,166 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 2000 and the year ended December 31, 1999 there were 0 and 829,627 shares, respectively, issued pursuant to the Plan.

  On December 7, 1999, the Fund's Board of Directors authorized the repurchase and retirement of up to $20,000,000 of its shares for the purpose of enhancing shareholder value. For the year ended December 31, 1999, 460,000 shares were repurchased and retired at a cost of $3,029,597 representing 0.6% of the 91,060,166 shares outstanding at December 10, 1999. This includes $18,630 in commissions paid to PXP Securities Corp. The weighted average discount of market price to net asset value of shares repurchased over the period of December 10, 1999 to December 31, 1999 was 16.4%.

NOTE 7 -- Financial Highlights

  Selected data for a share outstanding throughout each period:

                           Six Months
                              Ended                   Year Ended December 31
                          June 30, 2000    -------------------------------------------------
                           (Unaudited)       1999       1998      1997      1996      1995
                          -------------    --------   --------  --------  --------  --------
Per Share Data
Net asset value,
 beginning of period....    $   7.89       $   8.43   $   8.61  $   8.29  $   8.63  $   8.11
                            --------       --------   --------  --------  --------  --------
Income From Investment
 Operations
Net investment income...        0.15           0.28       0.33      0.36      0.36      0.39
Net realized and
 unrealized
 gains(losses)..........       (0.04)         (0.01)      0.39      0.80      0.14      0.97
                            --------       --------   --------  --------  --------  --------
Total from investment
 operations.............        0.11           0.27       0.72      1.16      0.50      1.36
                            --------       --------   --------  --------  --------  --------
Anti-dilutive effect of
 share repurchase
 program................         --            0.01        --        --        --        --
                            --------       --------   --------  --------  --------  --------
Dividends and
 Distributions:
Dividends from net
 investment income......       (0.38)         (0.28)     (0.33)    (0.36)    (0.36)    (0.39)
Distributions from net
 realized gains.........         --           (0.13)     (0.46)    (0.48)    (0.24)    (0.45)
Distributions from
 capital paid-in........         --           (0.41)     (0.05)      --      (0.24)      --
                            --------       --------   --------  --------  --------  --------
Total Dividends and
 Distributions..........       (0.38)         (0.82)     (0.84)    (0.84)    (0.84)    (0.84)
                            --------       --------   --------  --------  --------  --------
Effect on net asset
 value as a result of
 rights offering*.......         --             --       (0.06)      --        --        --
                            --------       --------   --------  --------  --------  --------
 Net asset value, end of
  period................    $   7.62       $   7.89   $   8.43  $   8.61  $   8.29  $   8.63
                            ========       ========   ========  ========  ========  ========
 Market value, end of
  period**..............    $   6.63       $   6.50   $   8.88  $   9.44  $   8.00  $   8.63
                            ========       ========   ========  ========  ========  ========
Total investment
 return***..............        7.94%        (18.72)%     4.49%    30.22%     2.62%    19.19%
                            ========       ========   ========  ========  ========  ========
Ratios/Supplemental Data
Net assets, end of
 period (in thousands)..    $690,495       $714,637   $757,212  $677,133  $638,768  $647,523
Ratio of expenses to
 average net assets.....        0.97%****      0.97%      0.97%     1.04%     1.03%     1.10%
Ratio of net investment
 income to average net
 assets.................        4.04%****      3.50%      3.88%     4.30%     4.31%     4.59%
Portfolio turnover rate.        80.7%         172.3%      87.9%    104.7%    147.2%    179.8%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.
**** Annualized.

                        SUPPLEMENTARY PROXY INFORMATION

  The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 22, 2000. The meeting was held for the purpose of electing Charles
H. Brunie and James B. Rogers, Jr. as Directors, to ratify PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2000 and to vote on a proposal to convert the Fund to an open-end investment company. The Fund's other Directors who continue in office are Elliot S. Jaffe, Alden C. Olson and Martin Zweig.

  The results of the above matters were as follows:

  Directors/Independent                 Votes      Votes
  Accountants              Votes For   Against   Withheld     Abstentions
  ---------------------    ---------- ---------- --------- ------------------
  Charles H. Brunie....... 76,544,990        N/A 1,565,116            N/A
  James B. Rogers, Jr..... 76,487,077        N/A 1,623,029            N/A
  PricewaterhouseCoopers
   LLP.................... 76,649,261    764,729        --        696,116

  Proposal to convert to an open-end investment company:

                                        Votes      Votes   Abstentions/Broker
                           Votes For   Against   Withheld      Non-Votes
                           ---------- ---------- --------- ------------------
                            8,754,221 26,752,906        --     42,602,979

-------------------------------------------------------------------------------
                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Nancy J. Engberg
Secretary

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
100 Bright Meadow Boulevard
PO Box 2200
Enfield, CT 06083-2200

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022


--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1376                                                          3206-SEM 06/00

Semiannual Report

Zweig

The Zweig Total Return Fund, Inc.

June 30, 2000

[LOGO OF ZWEIG]

[LOGO] PHOENIX
       INVESTMENT PARTNERS